UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 21, 2015

UDR, Inc.
(Exact name of registrant as specified in its charter)

Maryland	1-10524	54-0857512
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1745 Shea Center Drive, Suite 200, Highlands Ranch, Colorado		80129
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (720) 283-6120
Not Applicable
Former name or former address, if changed since last report

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held the Annual Meeting on May 21, 2015. At the Annual Meeting, the Company’s stockholders voted on the election of eight nominated directors to serve for the ensuing year, a proposal to ratify the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2015, and a resolution to approve, on an advisory basis, the compensation of the Company’s named executive officers.

As of March 23, 2015, the record date for the Annual Meeting, there were 258,981,548 shares of common stock, 2,803,812 shares of our Series E preferred stock and 2,464,183 shares of Series F preferred stock issued and outstanding and entitled to vote on the proposals presented at the Annual Meeting. At the Annual Meeting, all of the eight directors were elected and all of the matters submitted for approval were approved. Set forth below are the final voting results for each of the proposals submitted to a vote of the Company’s stockholders at the Annual Meeting.

1.  At the Annual Meeting, the Company’s stockholders elected, by the vote indicated below, the following eight persons as directors of the Company, each to serve as such until the Company’s annual meeting of stockholders to be held in 2016, or until his or her respective successor is duly elected and qualified:

				Broker
Name	Votes For	Votes Withheld	Abstentions	Non-Votes

Katherine A. Cattanach	227,646,884	4,580,125	-0-	12,493,129
Robert P. Freeman	227,230,999	4,996,010	-0-	12,493,129
Jon A. Grove	226,893,682	5,333,327	-0-	12,493,129
James D. Klingbeil	229,186,322	3,040,687	-0-	12,493,129
Robert A. McNamara	228,362,911	3,864,098	-0-	12,493,129
Mark R. Patterson	228,365,280	3,861,729	-0-	12,493,129
Lynne B. Sagalyn	227,133,367	5,093,642	-0-	12,493,129
Thomas W. Toomey	230,861,712	1,365,297	-0-	12,493,129

2. At the Annual Meeting, the stockholders approved the proposal to ratify the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2015, by the vote indicated below:

Votes For	Votes Against	Abstentions	Brokers Non-Votes

233,060,425	11,440,684	219,029	n/a

3. At the Annual Meeting, the stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Company’s Proxy Statement for the Meeting pursuant to the compensation disclosure rules of the Securities and Exchange Commission, by the vote indicated below:

Votes For	Votes Against	Abstentions	Brokers Non-Votes

206,847,228	24,836,403	543,378	12,493,129

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UDR, Inc.

May 26, 2015	By:	/s/ Warren L. Troupe
Name: Warren L. Troupe
Title: Senior Executive Vice President